                       AIM GLOBAL AGGRESSIVE GROWTH FUND
                             AIM GLOBAL GROWTH FUND
                             AIM GLOBAL INCOME FUND

              (SERIES PORTFOLIOS OF AIM INTERNATIONAL FUNDS, INC.)

                         Supplement dated May 16, 1997
                   to the Prospectus dated February 24, 1997
                         as supplemented April 7, 1997


The individuals on the management team who are primarily responsible for the day-to-day management of the Aggressive Growth Fund are A. Dale Griffin, III, Robert M. Kippes, Clas G. Olsson, Paul A. Rogge and Barrett K. Sides.

The individuals on the management team who are primarily responsible for the day-to-day management of the Growth Fund are Monika H. Degan, A. Dale Griffin, III, Clas G. Olsson, Paul A. Rogge, Jonathan C. Schoolar and Barrett K. Sides.